Hood River International Opportunity Fund
Summary Prospectus	Institutional Shares Ticker: HRIOX
October 31, 2026	Retirement Shares Ticker: HRITX
www.hoodrivercapital.com	Investor Shares Ticker: HRIIX
HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
INVESTMENT OBJECTIVE
The Hood River International Opportunity Fund (the “International Opportunity Fund” or the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares	Retirement Shares
Management Fees	1.05%	1.05%	1.05%
Distribution (12b-1) and/or Service Fees[1]	0.00%	0.18%	0.00%
Shareholder Servicing Fee[2]	0.10%	0.06%	0.00%
Other Expenses	0.21%	0.22%	0.21%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	1.52%	1.27%
Fee Waivers/Expense Reimbursements[4]	-0.11%	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	1.26%	1.41%	1.16%
1     Investor Shares are subject to an annual Rule 12b-1 fee of up to 0.25% pursuant to the Fund's Rule 12b-1 Plan. The maximum rate of the Rule 12b-1 fee may not be incurred in a given year
2     The Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional Shares and Investor Shares that allows the Fund to make payments of up to 0.10% to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts. The maximum rate of the shareholder servicing fee may not be incurred in a given year.
3     Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
4     Hood River Capital Management LLC (“Hood River” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to ensure that Total Annual Fund Operating Expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) do not exceed 1.15% of the Fund’s average daily net assets, through at least October 31, 2027, unless terminated sooner by, or with the consent of, the Fund’s Board of Trustees (the “Board”). To the extent the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements will be greater than 1.15%. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed above is reflected through October 31, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$128	$423	$739	$1,637
Investor Shares	$144	$469	$819	$1,803
Retirement Shares	$118	$392	$686	$1,524
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks and other equity securities of small-capitalization companies that are located in non-U.S. developed or emerging markets countries. In selecting securities for the Fund, Hood River seeks to invest in common stocks that are judged by Hood River to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.
Under normal market conditions, the Fund will invest in issuers located in at least ten of the countries included in the Morgan Stanley Capital International (MSCI) AC (All Country) World Index ex USA Small Cap Index.
The Fund may invest a significant portion of its assets (up to 50% under normal market conditions) at the time of purchase in securities of companies located in emerging markets countries. Emerging markets are those countries designated by the MSCI Emerging Markets Index. The Fund may also invest in pre-emerging markets, also known as frontier markets. The Fund may invest a large portion of its assets in a particular region or market, including Japan, India and European countries.
The Fund’s investments in foreign securities may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”). The Fund may also invest in real estate investment trusts (“REITs”). The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”).
In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $5 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. In order to identify companies with such attributes, Hood River conducts fundamental analysis through discussions with management, customers, suppliers, competitors, and industry experts to forecast financial metrics for a potential investment target. The Fund’s portfolio will consist of companies for which Hood River has conviction in its own proprietary estimates and believes that they are significantly higher than consensus estimates.
The Fund is expected to maintain a portfolio of approximately 80-120 stocks, which is constructed with the overall goal of mitigating both issuer-specific and portfolio risk. However, the actual amount of the portfolio holdings may vary due to market conditions. Idiosyncratic risk is reduced by obtaining several independent data points that support Hood River’s financial model. Portfolio risk is addressed through position and sector sizing limits. The Fund is expected to have significant exposure to the industrials and information technology sectors.
Hood River periodically engages in active trading of Fund securities.
Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken, or if poor relative price performance persists.
PRINCIPAL RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
• General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
• Equity Securities Risk: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. As the Fund invests a significant amount of its assets in common stocks and other equity securities it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
• Small-Cap Company Risk: The Fund is subject to greater volatility than funds that invest in large-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap companies may also be more difficult to value than large-cap companies.
• Growth Securities Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market.
• Management Risk: The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund’s investment strategies.
• Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
◦ Industrial Sector Risk : The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. “Industrials” is a broad category, which includes, but is not limited to, commercial and professional services, capital goods, and transportation companies. Declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities held in the Fund’s portfolio. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦ Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
• Valuation Risk: The Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s determination that a company’s “value” or prospects for exceeding earnings expectations or market conditions is wrong. The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
• Foreign Security Risk: Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
• Emerging and Frontier Markets Risk: Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets. As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.
• Foreign Currency Risk: The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging and frontier markets.
• Geographic Investment Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦ Risks Related to Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate remains relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreases in exports, new trade regulations, changes in exchange rates, a global recession, continued territorial disputes and strained relations may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
◦ Risks Related to Investing in Europe : The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced extreme volatility and adverse trends in recent years which has led to a decline in asset values and liquidity. Many EU nations have high levels of debt and have defaulted on their debts, restructured or needed additional assistance from central banks or other agencies. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
◦ Risks Related to Investing in India. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
• Depositary Receipts Risk: The Fund may invest its assets in securities of foreign issuers in the form of ADRs, EDRs, GDRs, and IDRs, which are securities representing securities of foreign issuers. The risk of such depositary receipts includes many of the risks associated with investing directly in foreign securities, such as currency rate fluctuations and political and economic instability.
• ADR Risk: ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
• IPO Risk: The Fund may purchase securities of companies engaged in IPOs. The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
• REIT Investment Risk:  Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
• Cybersecurity Risk: With the widespread use of digital technologies such as the Internet, cloud computing and artificial intelligence (“AI”)-enabled systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, its service providers or issuers may cause disruptions and impact business operations, potentially resulting in interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, the unauthorized use of confidential information and reputational damage. Cyber incidents can result in violations of applicable privacy and other laws, financial losses due to theft or fraud, regulatory fines, penalties, reimbursement or other compensation costs, and additional compliance costs.
• Portfolio Turnover Risk: The Fund may engage in active and frequent trading, resulting in high portfolio turnover. The higher the Fund’s portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.
• Liquidity Risk: Certain investments, such as some small-cap stocks, foreign securities or restricted securities, may be difficult or impossible to sell at the time or price that the Fund would like, particularly during periods of market stress. Less liquid investments may fluctuate more sharply in value than more liquid investments. If the Fund is unable to sell an investment when desired, the Fund may have to accept a lower price, incur higher transaction costs or sell other investments at unfavorable times or prices.
• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, including AI systems. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
• Artificial Intelligence Risk. AI and machine learning tools create risks for users of these systems, including service providers to the Fund and companies in which the Fund invests. AI systems often require access to significant proprietary or confidential information, increasing the risk that such information may be improperly used or disclosed. AI tools can exhibit bias, hallucinations and inaccuracies in data outputs and are subject to cybersecurity vulnerabilities. Regulations impacting AI are evolving and could impose additional compliance requirements on the Fund’s service providers and issuers of securities in the future.

PERFORMANCE INFORMATION
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing the performance of the Fund since inception and by showing how the Fund’s average annual returns for the one year and since inception periods compared with those of the MSCI AC World Index ex USA Net Index, a broad measure of market performance, and the MSCI AC World Index ex USA Small Cap Net Index (the Fund’s benchmark). The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is also available on the Fund’s website at www.hoodrivercapital.com or by calling (800) 497-2960.
Institutional Shares
Calendar Year Returns as of December 31

Best Quarter	Worst Quarter
26.90%	-21.91%
June 30, 2025	June 30, 2022

The calendar year-to-date return for Institutional Shares as of September 30, 2026 was 23.15%.

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	Since Inception (9-28-2021)
Institutional Shares[1]
Return Before Taxes	43.28%	13.39%
Return After Taxes on Distributions	40.42%	12.74%
Return After Taxes on Distributions and Sales of Fund Shares	25.98%	10.42%
Investor Shares[2]
Return Before Taxes	42.91%	29.41%
Retirement Shares[3]
Return Before Taxes	43.36%	14.29%
MSCI AC World Index ex USA Net Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.76%
MSCI AC World Index ex USA Small Cap Net Index (reflects no deduction for fees, expenses or taxes)	29.26%	5.14%
1 Institutional Shares of the Fund commenced operations on September 28, 2021.
2 Investor Shares of the Fund commenced operations on August 11, 2023. Performance shown for Investor Shares prior to inception (August 11, 2023) reflects the performance of Institutional Shares, and does not include expenses of the Investor

Shares, which are higher than those of the Institutional Shares. The performance of the Investor Shares will differ from that of the Institutional Shares due to differences in expenses.
3 Retirement Shares of the Fund commenced operations on December 22, 2021. Performance shown for Retirement Shares prior to inception (December 22, 2021) reflects the performance of Institutional Shares, and includes expenses of the Institutional Shares, which are higher than those of the Retirement Shares. The performance of the Retirement Shares will differ from that of Institutional Shares due to differences in expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares and Retirement Shares will vary.
INVESTMENT ADVISER
Hood River Capital Management LLC
PORTFOLIO MANAGERS

Brian P. Smoluch, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
David G. Swank, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
Lance R. Cannon, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000. There is no minimum initial investment for Retirement Shares of the Fund. Additional investments may be made in any amount. The Adviser may reduce or waive the minimum.
A shareholder may sell (redeem) shares on any business day. Shares may be redeemed in one of the following ways:

By Regular Mail- Send A Written Request To: Hood River International Opportunity Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	By Wire: Call the Fund at (800) 497-2960
TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.